Exhibit 35.2

ANNUAL STATEMENT OF COMPLIANCE

Per the applicable Servicing Agreement for each of the transactions listed on Schedule I hereto, the undersigned, a duly authorized officer of Greystone Servicing Company LLC (“Greystone”), in its capacity as special servicer, hereby certifies as follows as of and for the year ending December 31, 2021 (the “Reporting Period”):

1.	A revew of Greystone’s activities during the Reporting Period and of its performance under the applicable Servicing Agreement has been made under such officer’s supervision; and

2.	To the best of such officer’s knowledge, based on such review, Greystone has fulfilled its obligations under the applicable Servicing Agreement in all material respcts throughout the Reporting Period.

IN WITNESS WHEREOF, the undersigned has executed this certificate as of the 25th day of February, 2022.

/s/ Jenna Vick Unell
Jenna Vick Unell, Senior Managing Director

SCHEDULE I

Transaction	Servicing Agreement	Servicing Agreement Date	Reporting Period
BA FUNB 2001-3	Pooling and Servicing Agreement	11/11/2001	2021
BACM 2005-1	Pooling and Servicing Agreement	4/1/2005	2021
BACM 2006-2	Pooling and Servicing Agreement	6/1/2006	1/1/21 – 4//12/21
BACM 2006-4	Pooling and Servicing Agreement	8/1/2006	2021
BAMLL 2019-BPR	Pooling and Servicing Agreement	12/17/2019	5/18/21 – 12/31/21
BANK 2020-BNK30	Pooling and Servicing Agreement	12/1/2020	2021
BANK 2021-BNK34	Pooling and Servicing Agreement	6/1/2021	6/1/21 – 12/31/21
BMARK 2021-B24	Pooling and Servicing Agreement	3/1/2021	3/1/21 – 12/31/21
BSCMI 2006-PWR14	Pooling and Servicing Agreement	12/1/2006	2021
BSCMS 2004-PWR3	Pooling and Servicing Agreement	3/1/2004	2021
BSCMS 2004-PWR6	Pooling and Servicing Agreement	12/1/2004	2021
BSCMS 2005-PWR7	Pooling and Servicing Agreement	3/1/2005	2021
BSCMS 2006-PWR11	Pooling and Servicing Agreement	3/1/2006	1/1/21 – 2/11/21
BSCMS 2006-PWR12	Pooling and Servicing Agreement	6/1/2006	1/1/21 – 6/11/21
BSCMS 2006-PWR13	Pooling and Servicing Agreement	9/1/2006	2021
BSCMS 2007-PWR15	Pooling and Servicing Agreement	3/1/2007	2021
BSCMS 2007-PWR16	Pooling and Servicing Agreement	6/1/2007	2021
BSCMSI 2006-TOP22	Pooling and Servicing Agreement	4/1/2006	1/1/21 – 7/12/21
BSCMSI 2006-TOP24	Pooling and Servicing Agreement	10/1/2006	2021
BSCMSI 2007-TOP26	Pooling and Servicing Agreement	4/1/2007	1/1/21 – 5/25/21
BSCMSI 2007-TOP28	Pooling and Servicing Agreement	10/1/2007	1/1/21 – 6/11/21

CD 2006-CD2	Pooling and Servicing Agreement	3/1/2006	2021
CD 2006-CD3	Pooling and Servicing Agreement	10/1/2006	2021
CGCMT 2015-GC35	Pooling and Servicing Agreement	12/1/2015	2021
CGCMT 2016-C2	Pooling and Servicing Agreement	8/1/2016	2021
CGCMT 2016-GC36	Pooling and Servicing Agreement	2/1/2016	2021
CGCMT 2016-P3	Pooling and Servicing Agreement	4/1/2016	2021
CGCMT 2006-C4	Pooling and Servicing Agreement	6/1/2006	2021
COMM 2005-C6	Pooling and Servicing Agreement	8/1/2005	2021
CSAIL 2015-C1	Pooling and Servicing Agreement	3/1/2015	2021
CSFB 2003-C3	Pooling and Servicing Agreement	6/1/2003	1/1/21 – 7/16/21
CSFB 2004-C4	Pooling and Servicing Agreement	11/1/2004	2021
CSFB 2005-C3	Pooling and Servicing Agreement	6/1/2005	2021
CSFBMC 2006-C3	Pooling and Servicing Agreement	6/1/2006	1/1/21 – 4/16/21
CSFBMC 2006-C4	Pooling and Servicing Agreement	9/1/2006	2021
CSFBMSC 2005-C4	Pooling and Servicing Agreement	8/1/2005	2021
CSMC 2007-C3	Pooling and Servicing Agreement	6/1/2007	2021
CSMC 2007-C4	Pooling and Servicing Agreement	9/1/2007	1/1/21 – 6/17/21
CSMC 2016-NXSR	Pooling and Servicing Agreement	12/1/2016	2021
CWC 2006-C1	Pooling and Servicing Agreement	12/1/2006	1/1/21 – 3/17/21
FREMF 2015-K51	Pooling and Servicing Agreement	12/1/2015	11/30/21 – 12/31/21
FREMF 2021-K122	Pooling and Servicing Agreement	10/1/2021	10/1/21 – 12/31/21
FRESB 2015-SB1	Pooling and Servicing Agreement	8/1/2015	2021

FRESB 2015-SB4	Pooling and Servicing Agreement	10/1/2015	2021
FRESB 2015-SB9	Pooling and Servicing Agreement	12/1/2015	2021
FRESB 2016-SB13	Pooling and Servicing Agreement	3/1/2016	2021
FRESB 2016-SB15	Pooling and Servicing Agreement	4/1/2016	2021
FRESB 2016-SB16	Pooling and Servicing Agreement	5/1/2016	2021
FRESB 2016-SB20	Pooling and Servicing Agreement	8/1/2016	2021
FRESB 2016-SB24	Pooling and Servicing Agreement	11/1/2016	2021
FRESB 2016-SB25	Pooling and Servicing Agreement	12/1/2016	2021
FRESB 2020-SB79	Pooling and Servicing Agreement	10/1/2020	2021
FRESB 2021-SB86	Pooling and Servicing Agreement	5/1/2021	5/1/21 – 12/31/21
FRESB 2021-SB90	Pooling and Servicing Agreement	9/1/2021	9/1/21 – 12/31/21
GCC 2021-2	Servicing Agreement	5/18/2021	5/18/21 – 12/31/21
GCC 2021-3	Servicing Agreement	7/30/2021	7/30/21 – 12/31/21
GMAC 2004-C1	Pooling and Servicing Agreement	4/1/2004	2021
GSMS 2006-GG8	Pooling and Servicing Agreement	10/1/2006	1/1/21 – 9/13/21
GSMS 2007-GG10	Pooling and Servicing Agreement	7/1/2007	1/1/21 – 11/12/21
GSMS 2015-GS1	Pooling and Servicing Agreement	11/1/2015	2021
GSTNE 2018-HC1	Servicing Agreement	9/21/2018	1/1/21 – 12/1/21
GSTNE 2019-FL2	Servicing Agreement	9/13/2019	2021
GSTNE 2021-FL3	Servicing Agreement	8/10/2021	8/10/21 – 12/31/21
GSTNE 2021-HC2	Servicing Agreement	12/14/2021	12/14/21 – 12/31/21
JPM 2005-LDP3	Pooling and Servicing Agreement	8/1/2005	2021
JPM 2007-CIBC18	Pooling and Servicing Agreement	(3/7/2007) A&R 2/27/2012	2021
JPM 2007-CIBC20	Pooling and Servicing Agreement	9/28/2007	2021

JPMCC 2005-CIBC11	Pooling and Servicing Agreement	3/30/2005	2021
JPMCC 2006-CB16	Pooling and Servicing Agreement	9/21/2006	1/1/21 – 10/12/21
JPMCC 2006-LDP8	Pooling and Servicing Agreement	9/1/2006	1/1/21 – 11/15/21
JPMCC 2007-LDP10	Pooling and Servicing Agreement	(3/1/2007) A&R 7/30/2010	1/1/21 – 7/15/21
JPMCC 2007-LDP11	Pooling and Servicing Agreement	7/1/2007	2021
JPMCC 2010-C1	Pooling and Servicing Agreement	6/1/2010	2021
JPMCC 2010-C2	Pooling and Servicing Agreement	10/1/2010	2021
JPMCC 2013-C10	Pooling and Servicing Agreement	3/1/2013	2021
JPMCC 2013-LC11	Pooling and Servicing Agreement	5/1/2013	2021
LBUBS 2005-C3	Pooling and Servicing Agreement	6/13/2005	2021
LBUBS 2005-C7	Pooling and Servicing Agreement	10/11/2005	2021
LBUBS 2006-C3	Pooling and Servicing Agreement	3/13/2006	1/1/21 – 6/17/21
LBUBS 2007-C7	Pooling and Servicing Agreement	11/12/2007	2021
LBUBS 2008-C1	Pooling and Servicing Agreement	4/11/2008	2021
MLCFC 2006-3	Pooling and Servicing Agreement	9/1/2006	2021
MLMT 2005-CKI1	Pooling and Servicing Agreement	12/1/2005	2021
MSBAM 2016-C28	Pooling and Servicing Agreement	2/1/2016	2021
MSC 2006-HQ9	Pooling and Servicing Agreement	8/1/2006	1/1/21 – 6/14/21
MSC 2007 HQ11	Pooling and Servicing Agreement	2/1/2007	1/1/21 – 5/14/21
MSC 2016-BNK2	Pooling and Servicing Agreement	11/1/2016	2021
MSCI 2004-TOP15	Pooling and Servicing Agreement	7/1/2004	1/1/21 – 11/15/21
MSCI 2006-IQ12	Pooling and Servicing Agreement	12/1/2006	1/1/21 – 12/15/21

MSCI 2006-TOP21	Pooling and Servicing Agreement	1/1/2006	2021
MSCI 2006-TOP23	Pooling and Servicing Agreement	8/1/2006	2021
MSCI 2007-HQ13	Pooling and Servicing Agreement	12/1/2007	1/1/21 – 3/17/21
MSCI 2007-IQ15	Pooling and Servicing Agreement	8/1/2007	2021
MSCI 2007-TOP25	Pooling and Servicing Agreement	1/1/2007	2021
NCMS 2018-FL1	Pooling and Servicing Agreement	7/6/2018	2021
Nomura CRE CDO 2007-2	Servicing Agreement	3/27/2007	1/1/21 – 7/1/21
PSSFC 1999-C2	Pooling and Servicing Agreement	7/1/1999	2021
SGCMS 2020-COVE	Pooling and Servicing Agreement	2/12/2020	5/19/21 – 12/31/21
SOV 2007-C1	Pooling and Servicing Agreement	6/1/2007	1/1/21 – 1/22/21
TIAA 2007-C4	Pooling and Servicing Agreement	7/11/2007	1/1/21 – 12/17/21
WBCMT 2007-C30	Pooling and Servicing Agreement	3/1/2007	2021
WBCMT 2007-C31	Pooling and Servicing Agreement	5/1/2007	2021
WBCMT 2007-C32	Pooling and Servicing Agreement	6/1/2007	2021
WFCM 2016-C36	Pooling and Servicing Agreement	11/1/2016	2021
WFCM 2017-C40	Pooling and Servicing Agreement	10/1/2017	2021
WFCM 2017-RB1	Pooling and Servicing Agreement	3/1/2017	2021
WFCM 2019-C51	Pooling and Servicing Agreement	7/1/2019	2021
WFRBS 2014-C21	Pooling and Servicing Agreement	8/1/2014	12/9/21 – 12/31/21
XAN 2019-RSO7	Servicing Agreement	4/17/2019	1/1/21 – 5/17/21